SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and the Bank of New York Mellon.

December 13, 2018

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BRIC ETF
3.	Invesco BuyBack AchieversTM ETF

4.	Invesco Cleantech ETF

5.	Invesco Dividend AchieversTM ETF

6.	Invesco Dow Jones Industrial Average Dividend ETF

7.	Invesco DWA Momentum ETF

8.	Invesco DWA Basic Materials Momentum ETF

9.	Invesco Dynamic Biotechnology & Genome ETF

10.	Invesco Dynamic Building & Construction ETF

11.	Invesco DWA Consumer Cyclicals Momentum ETF

12.	Invesco DWA Consumer Staples Momentum ETF

13.	Invesco Dynamic Energy Exploration & Production ETF

14.	Invesco DWA Energy Momentum ETF

15.	Invesco DWA Financial Momentum ETF

16.	Invesco Dynamic Food & Beverage ETF

17.	Invesco DWA Healthcare Momentum ETF

18.	Invesco DWA Industrials Momentum ETF

19.	Invesco Dynamic Large Cap Growth ETF

20.	Invesco Russell Top 200 Equal Weight ETF

21.	Invesco Dynamic Large Cap Value ETF

22.	Invesco Dynamic Leisure and Entertainment ETF

23.	Invesco Dynamic Market ETF

24.	Invesco Dynamic Media ETF

25.	Invesco Russell Midcap Pure Growth ETF

26.	Invesco Russell Midcap Equal Weight ETF

27.	Invesco Russell Midcap Pure Value ETF

28.	Invesco Dynamic Networking ETF

29.	Invesco Dynamic Oil & Gas Services ETF

30.	Invesco DWA NASDAQ Momentum ETF

31.	Invesco Dynamic Pharmaceuticals ETF

32.	Invesco Dynamic Retail ETF

33.	Invesco Dynamic Semiconductors ETF

34.	Invesco Russell 2000 Pure Growth ETF

35.	Invesco Russell 2000 Equal Weight ETF

36.	Invesco Russell 2000 Pure Value ETF

37.	Invesco Dynamic Software ETF

38.	Invesco DWA Technology Momentum ETF

39.	Invesco DWA Utilities Momentum ETF

40.	Invesco Financial Preferred ETF

41.	Invesco FTSE RAFI US 1000 ETF

42.	Invesco FTSE RAFI US 1500 Small-Mid ETF

43.	Invesco Russell Top 200 Pure Growth ETF

44.	Invesco Russell Top 200 Pure Value ETF

45.	Invesco Global Listed Private Equity ETF

46.	Invesco Golden Dragon China ETF

A&R BNY Custody Agreement with 12.13.18 schedule

47.	Invesco High Yield Equity Dividend Achievers ETF

48.	Invesco Insider Sentiment ETF

49.	Invesco International Dividend Achievers ETF

50.	Invesco Zacks Mid-Cap ETF

51.	Invesco Zacks Multi-Asset Income ETF

52.	Invesco NASDAQ Internet ETF

53.	Invesco Raymond James SB-1 Equity ETF

54.	Invesco S&P 100® Equal Weight ETF

55.	Invesco S&P MidCap 400® Equal Weight ETF

56.	Invesco S&P MidCap 400® Pure Growth ETF

57.	Invesco S&P MidCap 400® Pure Value ETF

58	Invesco S&P 500® BuyWrite ETF

59.	Invesco S&P 500® Equal Weight Communication Services ETF

60.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

61.	Invesco S& P 500® Equal Weight Consumer Staples ETF

62.	Invesco S&P 500® Equal Weight Energy ETF

63.	Invesco S&P 500® Equal Weight ETF

64.	Invesco S&P 500® Equal Weight Financials ETF

65.	Invesco S&P 500® Equal Weight Health Care ETF

66.	Invesco S&P 500® Equal Weight Industrials ETF

67.	Invesco S&P 500® Equal Weight Materials ETF

68.	Invesco S&P 500® Equal Weight Real Estate ETF

69.	Invesco S&P 500® Equal Weight Technology ETF

70.	Invesco S&P 500® Equal Weight Utilities ETF

71.	Invesco S&P 500® Pure Growth ETF

72.	Invesco S&P 500® Pure Value ETF

73.	Invesco S&P 500® Top 50 ETF

74.	Invesco S&P 500® Quality ETF

75.	Invesco S&P SmallCap 600® Equal Weight ETF

76.	Invesco S&P SmallCap 600® Pure Growth ETF

77.	Invesco S&P SmallCap 600® Pure Value ETF

78.	Invesco S&P Spin-Off ETF

79.	Invesco Water Resources ETF

80.	Invesco Wilderhill Clean Energy ETF

81.	Invesco Wilderhill Progressive Energy ETF

82.	Invesco Wilshire Micro-Cap ETF

83.	Invesco Wilshire US REIT ETF

84.	Invesco Zacks Micro Cap ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco California AMT-Free Municipal Bond ETF
3.	Invesco Canadian Energy Income ETF
4.	Invesco CEF Income Composite ETF
5.	Invesco Contrarian Opportunities ETF
6.	Invesco China All-Cap ETF
7.	Invesco China Real Estate ETF
8.	Invesco China Small Cap ETF
9.	Invesco China Technology ETF
10.	Invesco Chinese Yuan Dim Sum Bond ETF
11.	Invesco DWA Developed Markets Momentum ETF
12.	Invesco DWA Emerging Markets Momentum ETF
13.	Invesco DWA Momentum & Low Volatility Rotation ETF
14.	Invesco DWA SmallCap Momentum ETF
15.	Invesco DWA Tactical Multi-Asset Income ETF
16.	Invesco DWA Tactical Sector Rotation ETF

A&R BNY Custody Agreement with 12.13.18 schedule

17.	Invesco Emerging Markets Infrastructure ETF
18.	Invesco Emerging Markets Revenue ETF
19.	Invesco Emerging Markets Sovereign Debt ETF
20.	Invesco Emerging Markets Ultra Dividend Revenue ETF
21.	Invesco Frontier Markets ETF
22.	Invesco FTSE RAFI Asia Pacific ex-Japan ETF
23.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
24.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
25.	Invesco FTSE RAFI Emerging Markets ETF
26.	Invesco FTSE International Low Beta Equal Weight ETF
27.	Invesco Fundamental High Yield® Corporate Bond ETF
28.	Invesco Fundamental Investment Grade Corporate Bond ETF
29.	Invesco Global Agriculture ETF
30.	Invesco Global Clean Energy ETF
31.	Invesco Global ESG Revenue ETF
32.	Invesco Global Gold and Precious Metals ETF
33.	Invesco Global Revenue ETF
34.	Invesco Global Short Term High Yield Bond ETF
35.	Invesco Global Water ETF
36.	Invesco International BuyBack AchieversTM ETF
37.	Invesco International Corporate Bond ETF
38.	Invesco International Revenue ETF
39.	Invesco International Ultra Dividend Revenue ETF
40.	Invesco Japan Currency Hedged Low Volatility ETF
41.	Invesco LadderRite 0-5 Year Corporate Bond ETF
42.	Invesco KBW Bank ETF
43.	Invesco KBW High Dividend Yield Financial ETF
44.	Invesco KBW Premium Yield Equity REIT ETF
45.	Invesco KBW Property & Casualty Insurance ETF
46.	Invesco KBW Regional Banking ETF
47.	Invesco MSCI Emerging Markets Equal Country Weight ETF
48.	Invesco MSCI Global Timber ETF
49.	Invesco National AMT-Free Municipal Bond ETF
50.	Invesco New York AMT-Free Municipal Bond ETF
51.	Invesco Preferred ETF
52.	Invesco PureBeta FTSE Developed ex-North America ETF
53.	Invesco PureBeta FTSE Emerging Markets ETF
54.	Invesco PureBeta MSCI USA ETF
55.	Invesco PureBeta MSCI USA Small Cap ETF
56.	Invesco PureBeta US Aggregate Bond ETF
57.	Invesco PureBeta 0-5 Yr US TIPS ETF
58.	Invesco Russell 1000 Enhanced Equal Weight ETF
59.	Invesco Russell 1000 Equal Weight ETF
60.	Invesco Russell 1000 Low Beta Equal Weight ETF
61.	Invesco Russell 1000® Low Volatility Factor ETF
62.	Invesco Russell 1000® Momentum Factor ETF
63.	Invesco Russell 1000® Quality Factor ETF
64.	Invesco Russell 1000® Size Factor ETF
65.	Invesco Russell 1000® Value Factor ETF
66.	Invesco Russell 1000® Yield Factor ETF
67.	Invesco Shipping ETF
68.	Invesco Solar ETF
69.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
70.	Invesco S&P 500® High Beta ETF
71.	Invesco S&P 500® High Dividend Low Volatility ETF
72.	Invesco S&P 500® Low Volatility ETF

A&R BNY Custody Agreement with 12.13.18 schedule

73.	Invesco S&P 500 Enhanced Value ETF
74.	Invesco S&P 500 Minimum Variance ETF
75.	Invesco S&P 500 Momentum ETF
76.	Invesco S&P 500 Revenue ETF
77.	Invesco S&P 500 Value With Momentum ETF
78.	Invesco S&P Emerging Markets Momentum ETF
79.	Invesco S&P Emerging Markets Low Volatility ETF
80.	Invesco S&P Financials Revenue ETF
81.	Invesco S&P Global Dividend Opportunities Index ETF
82.	Invesco S&P Global Water Index ETF
83.	Invesco S&P High Income Infrastructure ETF
84.	Invesco S&P International Developed High Dividend Low Volatility ETF
85.	Invesco S&P International Developed Momentum ETF
86.	Invesco S&P International Developed Low Volatility ETF
87.	Invesco S&P International Developed Quality ETF
88.	Invesco S&P MidCap Low Volatility ETF
89.	Invesco S&P MidCap 400 Revenue ETF
90.	Invesco S&P SmallCap 600 Revenue ETF
91.	Invesco S&P SmallCap Consumer Discretionary ETF
92.	Invesco S&P SmallCap Consumer Staples ETF
93.	Invesco S&P SmallCap Energy ETF
94.	Invesco S&P SmallCap Financials ETF
95.	Invesco S&P SmallCap Health Care ETF
96.	Invesco S&P SmallCap High Dividend Low Volatility ETF
97.	Invesco S&P SmallCap Industrials ETF
98.	Invesco S&P SmallCap Information Technology ETF
99.	Invesco S&P SmallCap Low Volatility ETF
100.	Invesco S&P SmallCap Materials ETF
101.	Invesco S&P SmallCap Quality ETF
102.	Invesco S&P SmallCap Utilities & Communication Services ETF
103.	Invesco S&P Ultra Dividend Revenue ETF
104.	Invesco Senior Loan ETF
105.	Invesco Taxable Municipal Bond ETF
106.	Invesco Treasury Collateral ETF
107.	Invesco Variable Rate Preferred ETF
108.	Invesco VRDO Tax-Free Weekly ETF
109.	Invesco Zacks International Multi-Asset Income ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Growth Multi-Asset Allocation ETF
5.	Invesco Moderately Conservative Multi-Asset Allocation ETF
6.	Invesco Multi-Strategy Alternative ETF
7.	Invesco S&P 500® Downside Hedged ETF
8.	Invesco Total Return Bond ETF
9.	Invesco Ultra Short Duration ETF
10.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Base Metals Commodity Strategy No K-1 ETF

3.	Invesco Bloomberg Commodity Strategy ETF

4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1ETF

5.	Invesco Energy Commodity Strategy No K-1 ETF

A&R BNY Custody Agreement with 12.13.18 schedule

Invesco India Exchange-Traded Fund Trust

1. Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2018 Corporate Bond ETF
2.	Invesco BulletShares 2018 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2019 Corporate Bond ETF
4.	Invesco BulletShares 2019 High Yield Corporate Bond ETF
5.	Invesco BulletShares 2020 Corporate Bond ETF
6.	Invesco BulletShares 2020 High Yield Corporate Bond ETF
7.	Invesco BulletShares 2021 Corporate Bond ETF
8.	Invesco BulletShares 2021 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2022 Corporate Bond ETF
10.	Invesco BulletShares 2022 High Yield Corporate Bond ETF
11.	Invesco BulletShares 2023 Corporate Bond ETF
12.	Invesco BulletShares 2023 High Yield Corporate Bond ETF
13.	Invesco BulletShares 2024 Corporate Bond ETF
14.	Invesco BulletShares 2024 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2025 Corporate Bond ETF
16.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
17.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2026 Corporate Bond ETF
19.	Invesco BulletShares 2027 Corporate Bond ETF
20.	Invesco BulletShares 2028 Corporate Bond ETF
21.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
22.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
23.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
24.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
25.	Invesco BulletShares 2020 Municipal Bond ETF
26.	Invesco BulletShares 2021 Municipal Bond ETF
27.	Invesco BulletShares 2022 Municipal Bond ETF
28.	Invesco BulletShares 2023 Municipal Bond ETF
29.	Invesco BulletShares 2024 Municipal Bond ETF
30.	Invesco BulletShares 2025 Municipal Bond ETF
31.	Invesco BulletShares 2026 Municipal Bond ETF
32.	Invesco BulletShares 2027 Municipal Bond ETF
33.	Invesco BulletShares 2028 Municipal Bond ETF
34.	Invesco Defensive Equity ETF
35.	Invesco Emerging Markets Debt Defensive ETF
36.	Invesco Emerging Markets Debt Value ETF
37.	Invesco ESG Revenue ETF
38.	Invesco Corporate Income Defensive ETF
39.	Invesco Corporate Income Value ETF
40.	Invesco Investment Grade Defensive ETF
41.	Invesco Investment Grade Value ETF
42.	Invesco Multi-Factor Core Fixed Income ETF
43.	Invesco Multi-Factor Core Plus Fixed Income ETF
44.	Invesco Multi-Factor Defensive Core Fixed Income ETF
45.	Invesco Multi-Factor Income ETF
46.	Invesco Multi-Factor Large Cap ETF
47.	Invesco Russell 1000® Dynamic Multifactor ETF
48.	Invesco Russell 2000® Dynamic Multifactor ETF
49.	Invesco Strategic US ETF
50.	Invesco Strategic US Small Company ETF
51.	Invesco Strategic Developed ex-US ETF

A&R BNY Custody Agreement with 12.13.18 schedule

52.	Invesco Strategic Developed ex-US Small Company ETF
53.	Invesco Strategic Emerging Markets ETF
54.	Invesco U.S. Large Cap Optimized Volatility ETF

[Signature page follows]

A&R BNY Custody Agreement with 12.13.18 schedule

THE BANK OF NEW YORK MELLON

By:	/s/ Gerard Connors
(signature)

Gerard Connors
(name)

Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Daniel E. Draper
(signature)		By:	/s/ Daniel E. Draper
Daniel E. Draper		(signature)
(name)		Daniel E. Draper
President		(name)
(title)		President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper	By:	/s/ Daniel E. Draper
(signature)		(signature)
Daniel E. Draper		Daniel E. Draper
(name)		(name)
President		President
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE- TRADED FUND TRUST		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Daniel E. Draper	By:	/s/ Daniel E. Draper
(signature)		(signature)
Daniel E. Draper		Daniel E. Draper
(name)		(name)
President		President
(title)		(title)

A&R BNY Custody Agreement with 12.13.18 schedule